THE ADVISORS' INNER CIRCLE FUND
                                THE SYNOVUS FUNDS
                               THE ANALYTIC FUNDS

                                   SCHEDULE A
               DATED AUGUST 13, 2001, AS AMENDED NOVEMBER 16, 2004 TO THE DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
               DATED AUGUST 13, 2001, AS AMENDED NOVEMBER 16, 2004

Subject to any limitations by Rule 2830(d) of the NASD's Conduct Rules, the Distributor shall receive Rule 12b-1 fees, which shall be paid on a monthly basis. These fees will be calculated based on the annual rate set forth below, as applied to the average daily net assets of the respective Funds.

                                 CLASS A SHARES
                              Defensive Equity Fund
                           Large Cap Core Equity Fund
                               Mid Cap Value Fund
                           Intermediate-Term Bond Fund
                           Georgia Municipal Bond Fund

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Distribution Services ...........................Twenty-Five basis points (.25%)
Shareholder Services........................................................None

                                 CLASS B SHARES

                           Large Cap Core Equity Fund
                               Mid Cap Value Fund
                           Intermediate-Term Bond Fund

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Distribution Services ..........................Seventy-Five basis points (.75%)
Shareholder Services.............................Twenty-Five basis points (.25%)

                                 CLASS C SHARES
                              Defensive Equity Fund
                           Large Cap Core Equity Fund
                               Mid Cap Value Fund

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Distribution Services ..........................Seventy-Five basis points (.75%)
Shareholder Services.............................Twenty-Five basis points (.25%)

CALCULATION OF FEES

Distribution and Shareholder Service fees are based on a percentage of the Funds' average daily net assets attributable to Shares of the Funds.